BECK, MACK & OLIVER INTERNATIONAL FUND
BECK, MACK & OLIVER PARTNERS FUND (the "Funds")

Supplement dated May 6, 2016 to the Statement of Additional Information ("SAI") dated August 1, 2015, as supplemented

1.	The table entitled "Table 3 – Commissions" beginning on page B-1 of Appendix B to the SAI is hereby deleted in its entirety and replaced with the following:
Table 3 – Commissions
The following tables show the aggregate brokerage commissions of each Fund. The data is for the last three fiscal years.
Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser or Distributor
Beck, Mack & Oliver International Fund
March 31, 2015	$181,849	$0	0%	0%
March 31, 2014	$184,391	$0	0%	0%
March 31, 2013	$188,660	$2,842	1.51%	1.05%
Beck, Mack & Oliver Partners Fund
March 31, 2015	$175,727	$0	0%	0%
March 31, 2014	$124,126	$38,263	30.83%	35.44%
March 31, 2013	$99,516	$21,604	21.71%	19.83%

For more information, please contact a Fund customer service representative toll free at
(800) 943-6786.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.